                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 19
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 19 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective July 31, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to change the name of Invesco Global Quantitative Core Fund to Invesco Global Low Volatility Equity Yield Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 23, 2013.


                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------

 Invesco Balanced-Risk Retirement Now   Class A Shares
   Fund                                 Class AX Shares
                                        Class B Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class RX Shares
                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2020  Class A Shares
   Fund                                 Class AX Shares
                                        Class B Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class RX Shares
                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2030  Class A Shares
   Fund                                 Class AX Shares
                                        Class B Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class RX Shares
                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2040  Class A Shares
   Fund                                 Class AX Shares
                                        Class B Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class RX Shares
                                        Class Y Shares

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 Invesco Balanced-Risk Retirement 2050  Class A Shares
   Fund                                 Class AX Shares
                                        Class B Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class RX Shares
                                        Class Y Shares

 Invesco Convertible Securities Fund    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Global Low Volatility Equity   Class A Shares
   Yield Fund                           Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares

 Invesco Growth Allocation Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class S Shares
                                        Class Y Shares

 Invesco Income Allocation Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares

 Invesco International Allocation Fund  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares

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 Invesco Mid Cap Core Equity Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Moderate Allocation Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class S Shares
                                        Class Y Shares

 Invesco Conservative Allocation Fund   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class S Shares
                                        Class Y Shares

 Invesco Small Cap Growth Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class S Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Leaders Fund                   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

 Invesco U.S. Mortgage Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class Y Shares"